SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                December 17, 2002
               --------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           MAXCOR FINANCIAL GROUP INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                         0-25056                     59-3262958
---------------                 ----------------            -------------------
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                 Identification No.)
 Incorporation)

                         One New York Plaza, 16th Floor
                               New York, New York
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                      10292
                                    --------
                                   (Zip Code)

                                 (212) 748-7000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

              ----------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4

                                Page 1 of 6 Pages
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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)         EXHIBITS.

99.1        Press Release, dated December 17, 2002.

ITEM 9.     REGULATION FD DISCLOSURE

            On December 17, 2002, the Registrant issued a press release announcing that its Euro Brokers Inc. subsidiary had reached a final settlement with its insurer, Kemper Insurance Companies, relating to claims for business interruption insurance coverage stemming from the September 11th terrorist attacks on the World Trade Center. Euro Brokers and its New York affiliates were formerly located on the 84th floor of Tower Two. The settlement amount, under a business interruption insurance policy with an aggregate limit of approximately $21 million, was $18.85 million. After application of the proceeds to relevant expenses, the settlement is expected to generate a one time fourth quarter 2002 after-tax gain for the Registrant of approximately $5 million, reflecting additional lost income in excess of amounts previously recognized and reimbursement for previously charged September 11th-related expenses.

            The settlement does not settle any claims of Euro Brokers under a separate property insurance policy, also underwritten by Kemper. Kemper, however, has agreed to advance Euro Brokers an additional $6.85 million in cash against its claims under this policy, bringing the total of property-related advances to $8 million. The property policy has a separate aggregate limit of approximately $14 million.

            The December 17, 2002 press release of the Registrant is furnished herewith and attached hereto as Exhibit 99.1.

            The furnishing of the press release as an exhibit to this Report is not to be deemed an admission that the release contains material information that has not already been publicly disclosed in the manner contemplated by Regulation FD Rule 101(e)(2).

                                Page 2 of 6 Pages

                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.


                                    By: /s/ ROGER E. SCHWED
                                        ----------------------------------------
                                        Name:  Roger E. Schwed
                                        Title: Executive Vice President
                                                 and General Counsel



Date: December 17, 2002


                                Page 3 of 6 Pages

                                  EXHIBIT INDEX


Exhibit No.                    Description                      Page No.
-----------                    -----------                      --------

99.1             Press Release, dated December 17, 2002             5




                                Page 4 of 6 Pages